Note payable	12 Months Ended
Dec. 31, 2022
Note payable
Note payable

10.Note payable

In December 2017, Sigma Holdings acquired the 11% interest in Sigma Brazil that it did not previously own from Arqueana Empreendimentos e Participações S.A. (“Arqueana”), a related party (note 12), for R$20,200 ($7,650). The price of the acquisition was denominated in Brazilian Reais and accrued interest in Brazilian Reais according to the monthly variation of the CDI (the Brazilian Interbank rate) from December 11, 2017 to the due date of their respective payments. Interest on overdue payments accrued at 1% per month plus a 10% penalty.

	2022	2021
Opening balance as of December 31,	$270	$2,204
Accretion (adjustment to present value)	—	37
Interest	15	18
Unrealized foreign exchange (gain)/loss	41	(113)
Repayment of interest	(63)	(274)
Principal repayment	(263)	(1,602)
Closing balance as of December 31,	$—	$270